                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 28, 2001
                               ------------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                         0-15190               13-3159796
         --------                         -------               ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
      incorporation)                    File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                          ----------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
                            ------------------------
              (Registrant's telephone number, including area code)


                         106 CHARLES LINDBERGH BOULEVARD
                               UNIONDALE, NY 11553
                         -------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On September 28, 2001, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") acquired certain of the pre-clinical research operations of British Biotech plc (LSE: BBG; Nasdaq: BBIOY) for (pound sterling)
8.7 million (approximately $12.4 million) in cash. Details regarding the transaction and facility reorganization are contained in the Company's press release, dated August 7, 2001, attached to its Form 8-K filed on August 13, 2001, and incorporated herein by reference.

ITEM 7.  EXHIBITS

     EXHIBIT NO.                   DESCRIPTION
     -----------                   -----------
         99**           Press release, dated August 7, 2001.


----------------------

** Attached as an exhibit to the Company's Form 8-K filed on August 13, 2001, and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 13, 2001                      OSI PHARMACEUTICALS, INC.


                                      By:    /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

                                  EXHIBIT INDEX

     EXHIBIT NO.                     DESCRIPTION
     -----------                     -----------
         99**           Press release, dated August 7, 2001.


----------------------

** Attached as an exhibit to the Company's Form 8-K filed on August 13, 2001, and incorporated herein by reference.